UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2023

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Applied UV, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect a 1-for-5 reverse stock split (the “reverse stock split”) of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on May 30, 2023. The Certificate of Amendment has no effect on the number of authorized shares of Common Stock or their par value. No fractional shares will be issued in connection with the reverse stock split and stockholders will receive cash in lieu of fractional shares.

The Common Stock will begin trading on a reverse stock split-adjusted basis on the Nasdaq Capital Market when the market opens on May 31, 2023. The trading symbol for the Common Stock will remain “AUVI.” The Common Stock was assigned a new CUSIP number (03828V402) following the reverse stock split.

The Company will adjust the number of shares available for future grant under its equity incentive plan and will also adjust the number of outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued to reflect the effects of the reverse stock split

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company convened its virtual Annual Stockholder Meeting (the “Meeting”) on May 24, 2023 at 1:00 p.m. Eastern Time. A quorum was present for the Meeting.

At the Meeting, four proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the Securities and Exchange Commission on April 18, 2023. As of the record date, March 31, 2023, a total of 19,237,273 shares of common stock of the Company (“Common Stock”) were issued and outstanding and entitled to vote. As of the record date, the Company also had 10,000 shares of Series X Super Voting Preferred Stock (“Series X Preferred Stock”) issued and outstanding, which is entitled to vote with the Common Stock at a rate of 1,000 votes per share. The Common Stock and the Series X Preferred Stock constitute all of the securities of the Company entitled to vote at the Meeting. The holders of record of 11,813,257 shares of Common Stock and 10,000 shares of Series X Preferred Stock, having 1,000 votes per share, were present in person or represented by proxy at said meeting. Such amounts represented approximately 61.41% of the Common Stock entitled to vote at such meeting and approximately 74.61% of Company’s total voting power.

At the Meeting, the stockholders approved all four proposals submitted. The votes on the proposals were cast as set forth below:

1. Proposal No. 1 – Election of directors. The stockholders elected all five of the director nominees presented to the stockholders by the Company: Max Munn, Eugene Burleson, Dallas Hack, Joseph Luhukay and Brian Stern. All of the nominees elected were elected to serve one-year terms as directors until their successors are elected and qualified.

Name	For	Withhold	Broker Non-Vote
Eugene Burleson	18,105,407	461,340	3,246,510
Dallas Hack	18,150,075	416,672	3,246,510
Max Munn	18,137,344	429,403	3,246,510
Joseph Luhukay	18,041,938	524,809	3,246,510
Brian Stern	18,166,461	400,286	3,246,510

2. Proposal No. 2 – To approve an amendment to our certificate of incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 5:1, inclusive, as determined by the Chief Executive Officer in his sole discretion.

For	Against	Abstain	Broker Non-Vote
20,177,841	1,009,170	54,184	—

3. Proposal No. 3 - To ratify and approve the appointment of Mazars USA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Vote
20,851,385	534,551	427,321	—

4. Proposal No. 4 – To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

For	Against	Abstain	Broker Non-Vote
20,380,722	765,265	95,210	—

Item 7.01 Regulation FD Disclosures.

On May 30, 2023, the Company issued a press release announcing the anticipated completion of the reverse stock split. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of Applied UV concerning its business strategy, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements. References and links to websites and social media have been provided as a convenience, and the information contained on such websites and social media is not incorporated by reference into this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of the Exhibit
3.1	Certificate of Amendment to the Certificate of Incorporation of Applied UV, Inc.
99.1	Press Release dated May 30, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED UV, INC.

Date: May 30, 2023	By:	/s/Max Munn
Max Munn
Chief Executive Officer

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